UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2008

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2200 Faraday Avenue, Suite 100, Carlsbad, CA		92008
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 931-5500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 4, 2008, Dot Hill Systems Corp. (“Dot Hill”), amended the Product Purchase Agreement (the “Amended PPA”), originally entered into with Hewlett-Packard Company (“HP”) on September 10, 2007, to allow for sales to additional divisions within HP. Dot Hill believes that as a result of the Amended PPA, the scope and materiality of the relationship between Dot Hill and HP will significantly increase. Under the Amended PPA, HP will purchase private-label RAID storage arrays from Dot Hill for resale to HP customers. The Amended PPA does not contain any minimum purchase commitments by HP. The Amended PPA’s term was increased to five years from one year. Dot Hill announced the Amended PPA in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On January 7, 2008, Dot Hill announced certain expected financial results for the fourth quarter ended December 31, 2007 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 3.02 Unregistered Sales of Equity Securities.
On January 4, 2008 in connection with the Amended PPA, Dot Hill issued a warrant to HP to purchase 1,602,489 shares of Dot Hill’s common stock at an exercise price of $2.40 per share (the “Warrant”). The Warrant is exercisable for a period of five years from the date of issuance. Dot Hill relied on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D, Rule 506 thereunder, for the issuance of the Warrant in consideration of the Amended PPA. The foregoing description of the Warrant is qualified in its entirety by reference to the Warrant, which attached hereto as Exhibit 4.10 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Description
4.10	Warrant to Purchase Shares of Common Stock dated January 4, 2008

99.1	Press Release of Dot Hill Systems Corp. dated January 7, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary

Date: January 7, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
4.10	Warrant to Purchase Shares of Common Stock dated January 4, 2008

99.1	Press Release of Dot Hill Systems Corp. dated January 7, 2008